EXHIBIT 10.9

                                                                  EXECUTION COPY

                   FIRST AMENDMENT TO THE AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


     FIRST AMENDMENT, dated as of August 31, 2001 (this "Amendment"), to the Amended and Restated Loan and Security Agreement, dated as of March 2, 2001 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among PRIMESOURCE HEALTHCARE, INC., f/k/a LUXTEC CORPORATION, a Massachusetts corporation (the "Borrower"), the guarantors party thereto (the "Guarantors"), and ARK CLO 2000-1, LIMITED, a Cayman Islands exempted company (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Guarantors and Lender are parties to the Credit Agreement;

     WHEREAS, pursuant to a waiver letter dated June 28, 2001 (the "Waiver Letter"), the Lender waived certain Acknowledged Events of Default (as that term is defined in the Waiver Letter) under the Credit Agreement which have occurred during the period from March 2, 2001 through June 30, 2001;

     WHEREAS, the Borrower and Guarantors have requested that the Lender amend the Credit Agreement as set forth herein;

     WHEREAS, the Lender is willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) AMENDMENT OF SECTION 1.01.


               (i) The definition of "CURRENT LIABILITIES"  contained in Section
          1.01 of the Credit Agreement is hereby replaced with the following:


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               "CURRENT  LIABILITIES":   means  all  accounts  payable  and  all
               accruals of the Borrower and the Guarantors, on a consolidated basis.

               (ii) The definition of "NET WORTH" contained in Section 1.01 of the Credit Agreement is hereby replaced with the following:

               "Net Worth": means $2,000,000 plus the cumulative consolidated net income or net loss of the Borrower and the Guarantors from March 1, 2001 to the date of determination plus the net amount of the proceeds from the issuance of any new capital stock of Borrower, which proceeds are received by the Borrower and are not contributed or otherwise distributed, disposed of or transferred to another Person.

          (b) AMENDMENT OF SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended as follows:



               (i) Section 6.01(f) of the Credit Agreement is amended by deleting it in its entirety and substituting therefor the following:

               (f) The ratio of (a) the Borrower's Total Liabilities to (b) Net Worth shall, for the three month period ending on the last day of each quarter indicated below, be equal to or less than the ratio indicated:


Three Month Period Ending
on the Following Quarter Ends                                Ratio
-----------------------------                                -----

September 30, 2001                                           2.50 to 1

December 31, 2001                                            2.25 to 1

Each quarter end thereafter                                  2.00 to 1



               (i) Section 6.01(i) of the Credit Agreement is amended by deleting it in its entirety and substituting therefor the following:

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

               (i) The ratio of the Borrower's Current Assets to Current Liabilities shall, for the three month period ending on the last day of each quarter indicated below, be equal to or exceed the ratio indicated:


Three Month Period Ending
on the Following Quarter Ends                                Ratio
-----------------------------                                -----

September 30, 2001                                           0.90

December 31, 2001                                            0.95

Each quarter end thereafter                                  1.00


          (a) AMENDMENT OF SECTION 6.02. Section 6.02 of the Credit Agreement is hereby amended by adding the following new subsections (u) after subsection
     (t) therein to read as follows:

               (u) Neither the Borrower nor any Guarantor shall make any contributions, including but not limited to contributions of any proceeds from the sale or issuance of new capital stock of Borrower or Guarantor, to any Subsidiary or other Affiliate of Borrower or any Guarantor without the prior written consent of the Lender, the granting of which consent shall be in the Lender's sole discretion.

     2. Effectiveness. This Amendment shall become effective as of the date of receipt by the Lender of (a) counterparts of this Amendment executed by the Borrower and Guarantors, (b) payment of an amendment fee in the amount of $5,000 and (c) payment of all fees and expenses (including attorneys' fees) and out-of-pocket expenses of the Lender that are due and payable from the Borrower to the Lender in accordance with Section 10.04 of the Credit Agreement, including but not limited to all such amounts incurred in connection with this Amendment.

     3. Representations and Warranties. The Borrower and each Guarantor hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement, as amended by this Amendment. To induce the Lender to enter into this Amendment, the Borrower and each Guarantor individually and collectively represents and warrants that:

          (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          (b) The total amount of all fees paid by Borrower, Guarantors, Subsidiaries or their Affiliates, including but not limited to PrimeSource Surgical Inc., to Citizens Bank of Massachusetts ("CITIZENS") in connection with a certain waiver and amendment letter from Citizens, dated June 28, 2001 (the "CITIZENS WAIVER"), regarding certain Events of Default under the Amended and Restated Credit Agreement dated June 14, 1999 by and among PrimeSource Surgical, Inc., Bimeco, Inc., Medial Companies Alliance, Inc., Douglas Medical Inc. and State Street Bank and Trust Company, as amended, does not exceed $10,000 and Borrower, Guarantors, Subsidiaries or their Affiliates will not make any additional payments on account of the Citizens Waiver.

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
          (c) An Alternative Equity Financing (as defined in the Borrower's Certificate of Designation of Series D Exchangeable Preferred Stock) took place on June 29, 2001 pursuant to which Borrower issued Series E Preferred Stock which has a conversion price of $1.00 per share.

          (d) Except for Permitted Liens, Lender has valid, continuing and duly perfected first and prior liens on and first priority security interest in the Collateral.

     4. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lender. Except as expressly amended hereby, all the terms, provisions and conditions of the Credit Agreement are and shall remain unchanged and shall continue in full force and effect.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

     6.  GOVERNING  LAW. THIS  AMENDMENT AND THE RIGHTS AND  OBLIGATIONS  OF THE
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



BORROWER:                            PRIMESOURCE HEALTHCARE, INC.,
--------                             f/k/a LUXTEC CORPORATION

                                       a Massachusetts corporation


                                     By:  /s/ Michael K. Bayley
                                     -------------------------------------------
                                            Name:   Michael K. Bayley
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


GUARANTORS:                          FIBER IMAGING TECHNOLOGIES, INC.,
----------
                                       a Massachusetts corporation


                                     By:  /s/ Sam Stein
                                     -------------------------------------------
                                            Name:   Sam Stein
                                            Title:  Vice President and
                                                    General Manager

                                     CATHTEC INCORPORATED,
                                     a Massachusetts corporation


                                     By:  /s/ Sam Stein
                                     -------------------------------------------
                                            Name:   Sam Stein
                                            Title:  Vice President and
                                                    General Manager


                                     CARDIODYNE, INC.,
                                       a Massachusetts corporation


                                     By:  /s/ Sam Stein
                                     -------------------------------------------
                                            Name:   Sam Stein
                                            Title:  Vice President and
                                                    General Manager


LENDER:                              ARK CLO 2000-1, LIMITED
------

                                     By:      Patriarch Partners, LLC,
                                              its Collateral Manager


                                     By:  /s/ Lynn Tilton
                                     -------------------------------------------
                                            Name:   Lynn Tilton
                                            Title:  Manager


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